                                                                   EXHIBIT 10.13


                              SUBLEASE AGREEMENT

This Sublease is made and entered into as of March 1, 1999, by and between The Vantive Corporation, a California corporation ("Sublessor"), and Active Software, a California corporation ("Sublessee"), with respect to the following facts:

     Sublessor leases that certain free-standing one-story building located at 3333 Octavius Drive, Santa Clara, California consisting of approximately 24,000 square feet (the "Premises") pursuant to that certain Lease Agreement dated September 4, 1996, between John Arrillaga, Trustee, or his successor trustee, UTA dated 7/20/77 (Arrillaga Family Trust) as mended, and Richard T. Peery, Trustee, or his successor trustee, UTA dated 7/20/77 (Richard T. Peery Separate Property Trust) as amended (together, the "Landlord"), and Sublessor as the "Tenant" thereunder (the "Lease"). A copy of the Lease is attached hereto as Attachment I.

1. Demise of Premises; Use: Sublessor leases to Sublessee and Sublessee leases from Sublessor the entire Premises, as more particularly shown on Exhibit A to the Lease, upon all of the terms, covenants and conditions contained in this Sublease. Sublessee shall use the Premises for general office, software development, research and development, and other uses in accordance with Paragraph 1 of the Lease.

2.   Basic Rent; Security Deposit; Operating Expenses:

     2.1   Basic Rent. Beginning as of the Commencement Date, Sublessee shall
           ------------
pay to Sublessor as Basic Rent for the Premises the following sums, without deduction, offset, prior notice or demand, for the periods indicated:

     Months 1 through 12     $1.90 psf    $45,600.00 per month
     Months 13 through 24    $1.95 psf    $46,800.00 per month
     Months 25 through 36    $2.00 psf    $48,000.00 per month
     Months 37 through 48    $2.05 psf    $49,200.00 per month
     Months 49 through 55    $2.10 psf    $50,400.00 per month

Basic Rent shall be payable by Sublessee to Sublessor in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term.

     2.2  Payment of First Month's Rent. Upon execution of this Sublease by
          -----------------------------
Sublessee, Sublessee shall deposit with Sublessor the sum of Forty Five Thousand Six Hundred Dollars ($45,600.00) as payment of the first month's Basic Rent.

     2.3  Security Deposit. Upon execution of this Sublease by Sublessee,
          ----------------
Sublessee shall deposit with Sublessor the sum of One Hundred Thirty-Six Thousand Eight Hundred Dollars ($136,800.00), which sum shall be held by Sublessor as a security deposit in accordance with the

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provisions of Paragraph 4.G. of the Lease. If Sublessee has not been in default under this Sublease beyond any applicable cure period during the first twelve
(12) months of the Sublease Term, Sublessor shall decrease the security deposit by Forty-Six Thousand Eight Hundred Dollars ($46,800.00) and apply said amount to the Basic Rent owing for the thirteenth calendar month of the Sublease Term.

     2.4   Additional Rent. Throughout the Sublease Term, Sublessee shall pay to
           ---------------
Sublessor, in addition to Basic Rent, all items of additional rent described in Paragraph 4.D. of the Lease ("Additional Rent") within the time periods prescribed therein.

3.   Sublease Term:

     3.1   Sublease Term. The term of this Sublease (the "Sublease Term") shall
           -------------
commence on May 01, 1999 (the "Commencement Date") and expire four (4) years and seven (7) months after the Commencement Date (the "Expiration Date"). In the event the Lease is terminated for any reason other than a voluntary termination by Sublessor or a termination resulting from Sublessor's breach of the Lease, this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee on account of such termination.

     3.2   Delay in Commencement. If for any reason Sublessor cannot deliver
           ---------------------
possession of the Premises to Sublessee on the scheduled Commencement Date, Sublessor shall not be subject to any liability on account of said failure to deliver, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such event, Sublessee shall not be obligated to pay rent or any additional mounts for the Premises until possession of the Premises is tendered to Sublessee in the condition required hereby. Notwithstanding the foregoing, if Sublessor cannot deliver possession of the Premises to Sublessee by April 30, 1999, Sublessee may elect to terminate this Sublease upon written notice to Sublessor at any time prior to delivery of possession, and Sublessor shall promptly refund all monies previously tendered by Sublessee.

     3.3  Early Entry. Sublessor shall use its best efforts to prepare the
          -----------
Premises for entry by Sublessee and contractors by April 15, 1999, but in no event later than April 26, 1999, provided the Landlord has previously consented to this Sublease. Such entry shall be for the purpose of installing Sublessee's trade fixtures and equipment, telephone equipment, security systems and cabling for computers. Any entry or installation work by Sublessee and its contractors in the Premises pursuant to this paragraph shall not be deemed to be occupancy or possession of the Premises for purposes of this Sublease. Such early entry shall be at Sublessee's own risk and all the terms and conditions of this Sublease shall apply equally to such early entry, except that, so long as Sublessee does not commence the use of the Premises for the purpose stated in Paragraph 1 above, Sublessee shall have no obligation to pay Basic Rent, utilities, real property taxes, property insurance premiums or operating expenses during such early possession.

4.   Provisions Constituting Sublease:

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     4.1  Subject to Lease. This Sublease is subject and subordinate to all
          ----------------
of the terms and conditions of the Lease. Sublessee shall not commit or permit to be committed in or about the Premises any act or omission which shall violate any of the terms or conditions of the Lease. Whenever the provisions of the Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor, provided that Sublessor shall not unreasonably withhold or delay its consent or approval if the Landlord has consented or approved of the matter for which their consent or approval is sought. Sublessor shall not modify the Lease in any way which will materially or adversely affect the rights or obligations of Sublessee hereunder without the prior written consent of Sublessee.

     4.2   Incorporation. It is expressly understood, acknowledged and agreed by
           -------------
Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Lease except as specifically excluded below, modified as appropriate in the circumstances so as to make such Paragraphs therein applicable only to the subleasing hereunder by Sublessor of the Premises. Sublessee shall satisfy all applicable terms and conditions of the Lease for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Lease the word "Landlord" appears, for purposes of this Sublease, the word "Sublessor" shall be substituted, and wherever in the Lease the word "Tenant" appears, for purposes of this Sublease, the word "Sublessee" shall be substituted. Notwithstanding the foregoing, Sublessor shall not be responsible for the performance or the furnishing of any repair, replacement or other obligations of Landlord under the Lease, and Sublessee agrees to look solely to Landlord for the performance of such obligations. In the event of any conflict between the express terms of this Sublease and the incorporated provisions of the Lease, the terms of this Sublease shall control.

     4.3 Exclusions from Lease. The terms and provisions of the following
         ---------------------
Paragraphs and portions of the Lease are not incorporated herein, or are incorporated as modified below:

Preamble

Paragraph 2: Term

Paragraph 3: Possession

Paragraph 4.A.: Basic Rent

Paragraph 4.G.: Security Deposit is incorporated herein except that the reference to the amount of the security deposit shall be replaced with the amount specified above in Section 2.3.

Paragraph 43: Basic Rent.

Paragraph 44: As-Is Basis.

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Paragraph 59: Option To Extend Lease For Five (5) Years

     4.4   Sublessor's Obligations. Sublessor agrees to maintain the Lease in
           -----------------------
force during the entire term of this Sublease and to pay rent to Landlord in accordance with the terms of the Lease; subject, however, to any earlier termination of the Lease without the fault of the Sublessor. Sublessor shall use commercially reasonable efforts to cause Landlord to perform its obligations under the Lease for the benefit of Sublessee. Sublessor hereby assigns to Sublessee all of Sublessor's rights, privileges and causes of action against Landlord in connection with the Lease, and Sublessee shall be entitled to exercise all of Sublessor's rights, privileges and causes of action in that regard, provided that if Sublessee exercises any of such rights of Sublessor, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all claims, expenses (including reasonable attorneys' fees), liabilities, penalties and damages ("Claims") arising from such litigation or enforcement action, except for Claims arising from Sublessor's gross negligence or willful misconduct. Notwithstanding the foregoing, Sublessee agrees not to exercise its rights under the foregoing sentence unless Sublessor fails to take all reasonable actions required to fully enforce the Landlord's obligations promptly after written demand upon Sublessor by Sublessee.

5. Sublessor's Representations. To the best of Sublessor's knowledge, and in addition to the representations and warranties set forth in Section 12 below, Sublessor represents and warrants with respect to the Premises that:

          A. The document attached hereto as Attachment I is a true, correct and complete copy of the Lease and the term of the Lease does not expire prior to the Expiration Date hereof. The Lease is in full force and effect, and there exists under the Lease no default or event of default, nor has there occurred any event which, with the giving of notice Or passage of time or both, could constitute such a default or event of default.

          B. There are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor or against Landlord which could, in the aggregate, adversely affect the Premises or the ability of Landlord to perform its obligations under the Lease or of Sublessor to perform its obligations under this Sublease, and Sublessor is not aware of any facts which might result in any such actions, suits or proceedings.

          C. Sublessor has not received any notice from any insurance company of any defects or inadequacies in the Premises or any part thereof which could adversely affect the insurability of the Premises or the premiums for the insurance thereof.

          D. Except as expressly set forth in Section 5, Section 6 and Section 12 hereof, Sublessor makes no warranty or representation of any kind whatsoever as to the use or occupancy which may be made of the Premises, nor as to the condition or repair of the Premises, including without limitation, the condition or functionality of the cabling in and to the Premises.

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6.   Condition of Premises. Sublessor shall deliver the Premises to Sublessee in
"broom clean" condition and with the HVAC, plumbing, electrical systems, existing tenant improvements and roof membrane in good condition and repair. If during the first ninety (90) days after the Commencement Date (the "Warranty Period"), the foregoing items are not in the condition required hereby, Sublessee shall promptly notify Sublessor of the need for repair, and the repair shall be promptly completed at no expense to Sublessee. Except with respect to necessary repairs for which Sublessor receives written notice within five (5) days after the expiration of the Warranty Period, Sublessor shall have no liability or responsibility for the repair of such items. Sublessor and Sublessee agree and acknowledge that prior to the Commencement Date Sublessor may remove all of its furniture and personal property from the Premises.

7. Alterations: Sublessee's rights to make alterations to the Premises are subject to the provisions of Paragraph 9 of the Lease, including without limitation the requirement that Sublessee obtain the consent of Sublessor and Landlord prior to making any proposed alterations or additions. Sublessor shall provide Sublessee with an improvement allowance (the "Allowance") equal to $1.50 per square foot of the Premises or Thirty Six Thousand Dollars ($36,000.00) to be applied toward costs incurred at the outset of the Sublease Term for (i) making improvements to the Premises and (ii) cleaning and maintenance work in the Premises, including painting and carpet cleaning (collectively, the "Tenant Improvements"). The Allowance (or such lesser amount actually spent by Sublessee on the Tenant Improvements) shall be paid to Sublessee's contractor or other service provider, as appropriate, within thirty (30) days after receipt of (i) the final invoice, (ii) proof of payment as to any portion of the final invoice to be paid by Sublessee, (iii) a conditional lien release in the form prescribed by (S) 3262 of the California Civil Code (Conditional Waiver And Release Upon Final Payment), and (iv) proof of recordation of a notice of completion for the improvements. As to (iii) and (iv) above, such conditions to payment of the Allowance shall be applicable only if the nature of the work performed is such that the attachment of a lien to the Premises in connection therewith is possible. Notwithstanding anything to the contrary contained in this Sublease or the Lease, Sublessee shall not be (a) obligated to remove the alterations installed in the Premises by or on behalf of Sublessor upon the expiration or earlier termination of this Sublease, or (b) liable for any violations of law by Sublessor or Sublessor's agents or contractors.

8. Repairs and Maintenance of Premises: All of the Tenant's repair and maintenance obligations set forth in the Lease with respect to the Premises have been incorporated herein pursuant to Paragraph 4 above and shall be the responsibility of Sublessee.

9. Insurance. Sublessee agrees to carry the insurance coverage described in Paragraph 13 of the Lease during the term of this Sublease. Sublessee shall name Sublessor and Landlord as additional insureds under the required insurance policies. Upon execution of this Sublease, Sublessee shall deliver a certificate of insurance evidencing the above to Sublessor.

10. Signs: Sublessee shall be allowed to place a sign on the front door of the Premises and on

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the exterior monument sign boards, subject to the terms and conditions of the
Lease. Sublessee shall be responsible for the cost of its signage.


11.  [Intentionally Deleted].

12. Hazardous Materials: Sublessor, to the best of Sublessor's knowledge, represents and warrants to Sublessee that, as of the Commencement Date the Premises and the operations conducted thereon by Sublessor prior to the Commencement Date are in compliance with all Environmental Laws. Sublessor further represents and warrants that, to the best of Sublessor's knowledge, no litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence or Hazardous Materials on or about the Premises nor has Sublessor received any notice of any violation or alleged violation of any Environmental Laws relating to the Premises. Sublessee, its agents, employees, contractors, officers, directors, shareholders, successors or assigns shall not be responsible for, and Sublessor shall indemnify, defend with counsel reasonably acceptable to Sublessee and hold Sublessee harmless against any claim, obligation, liability, cause of action, penalty, attorneys' fees, consultants' cost, expense or damage owing or alleged to be owing with respect to any Hazardous Materials caused by Sublessor, its agents, employees or contractors to be present on or about the Premises prior to the Commencement Date. Sublessor's representations and indemnification under this Section 12 shall survive the termination of this Sublease and the Lease. Notwithstanding the foregoing, Paragraph 50 of the Lease regarding Hazardous Materials is incorporated herein pursuant to Paragraph 4.2 of this Sublease.

13. Termination of Lease by Sublessor. Notwithstanding the provisions of Paragraph 16 of this Sublease, Sublessor shall not voluntarily terminate the Lease during the Sublease Term unless and until Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Landlord and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Sublease Term. If Landlord so consents, Sublessee shall attorn to Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Landlord; provided, however, that the attornment agreement does not materially or adversely affect the use by Sublessee of the Premises in accordance with the terms of this Sublease, materially increase Sublessee's obligations under this Sublease or materially decrease Sublessee's rights under this Sublease.

14. Authorization to Direct Sublease Payments. Sublessor hereby acknowledges that Sublessor's failure to pay the Basic Rent and other sums owing by Sublessor to Landlord under the Lease will cause Sublessee to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Sublessee has paid sums to Sublessor hereunder which correspond in whole or in part to the mounts owing by Sublessor to Landlord under the Lease. Accordingly, Sublessee shall have the right to pay all rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to Landlord under the Lease directly to Landlord if either (i) Sublessee reasonably believes that Sublessor has failed to

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make any payment required to be made by Sublessor to Landlord under the Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof; or (ii) Sublessee reasonably believes that Sublessor shall fail to make any payment required to be made by Sublessor to Sublessee under the Lease and Sublessor fails to provide assurance of future performance within two (2) business days after Sublessee's written demand requesting such assurance. Sublessee agrees to provide to Sublessor concurrently with any payment to Landlord reasonable evidence of such payment. If Sublessor notifies Sublessee that it disputes any mount demanded by Landlord, Sublessee shall not make any such payment to Landlord unless Landlord has provided a three-day notice to pay such amount or forfeit the Lease. Any sums paid directly by Sublessee to Landlord in accordance with this Section shall be credited toward the mounts payable by Sublessee to Sublessor under this Sublease.

15. Quiet Enjoyment; Right to Cure. Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease, provided that Sublessee pays all Rent and Additional Rent and performs all of Sublessee's covenants and agreements contained herein. In the event, however, that Sublessor defaults in the performance or observance of any of its obligations under the Lease or fails to perform Sublessor's stated obligations under this Sublease to enforce, for Sublessee's benefit, the Landlord's obligations under the Lease, then Sublessee shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30)-day period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty (30)-day period and proceeds diligently thereafter to effect such cure as quickly as possible), then in addition, Sublessee shall be entitled, at Sublessee's option, to cure such default and promptly collect from Sublessor Sublessee's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to avoid a forfeiture of the Lease or to comply with any applicable governmental law, regulation or order.

16. Assignment and Subleasing. Sublessee shall be permitted to further sublease the Premises or assign this Sublease, subject to the prior consent of the Landlord and Sublessor in accordance with Paragraph 49 of the Lease. For purposes hereof, the sale of Sublessee's stock on any public exchange shall not be deemed a sublease or assignment.

     If Landlord and Sublessor jointly and voluntarily elect, for any reason whatsoever, to terminate the Lease prior to the scheduled Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Lease. Sublessee expressly acknowledges and agrees that (i) the voluntary termination of the Lease by Landlord and Sublessor and the resulting termination of this Sublease shall not give Sublessee any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (ii) Sublessee hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Sublessee may have arising out of or in connection with any such early termination of this Sublease. Sublessee knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

     The term of this Sublease is therefore subject to early termination. Sublessee's initials here below evidence (a) Sublessee's consideration of and agreement to this early termination provision, (b) Sublessee's acknowledgment that, in determining the net benefits to be derived by Sublessee under the terms of this Sublease, Sublessee has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

     Initials:   JB                       Initials:________
              --------
              Sublessee                            Sublessor

17. Attorneys' Fees. If either Sublessor or Sublessee brings any action or proceeding, whether legal, equitable or administrative, to enforce rights and obligations under this Sublease, or to declare rights hereunder, the prevailing party in any such action or proceeding shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit, in addition to any other relief allowed by the court.

18. Brokers. Sublessor is represented by Cushman & Wakefield of California, Inc. and Sublessee is represented by Wayne Mascia Associates. The parties agree that no other brokers have been involved in this transaction and they each agree to indemnify and hold each other harmless from and against any damage or expense incurred by reason of any other broker claiming a right to any commission or compensation as a result of its dealings with the indemnifying, party.

19. Authority to Execute. Sublessee and Sublessor each represent and warrant to the other that the person(s) executing this Sublease on behalf of each party is (are) duly authorized to execute and deliver this Sublease on that party's behalf.

20. Incorporation of Prior Agreements. This Sublease incorporates all agreements of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, whether oral or written, pertaining to the subject matter hereof.

21. Modifications. This Sublease may be modified or amended only by an instrument in writing, executed by both parties in interest hereunder.

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22.  Governing Law; Severability. This Sublease shah be governed by and construed in accordance with the laws of the State of California. If any term or provision of this Sublease is found by a court of competent jurisdiction to be void or unenforceable, such term or provision shall be deemed severed from the remainder of the terms and provisions of this Sublease, and said remainder shall remain in full force and effect, according to its terms, to the extent permitted by law.

23. Notices: All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Lease, at the addresses shown on the signature page hereof. Sublessor shall promptly provide to Sublessee copies of written notices received from the Landlord which pertain to the Premises.

24. Condition: The obligations of the parties to the Sublease are conditioned upon receipt of the consent of the Landlord on terms reasonably satisfactory to both parties, including in the case of Sublessee, consent by the Landlord to the installation of Alterations proposed to be made by Sublessee to the Premises and, if such consent has not been received with thirty (30) days after the execution and delivery of this Sublease by both parties, either party may terminate this Sublease effective upon written notice to the other, delivered at any time until the consent of Landlord as provided above shall have been delivered to Sublessee. Sublessor agrees to promptly seek the written consent of Landlord to this Sublease upon Sublessee's execution and delivery hereof to Sublessor.

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IN WITNESS WHEREOF the parties have executed this Sublease intending to be bound as of the date of execution and delivery by both parties, and satisfaction of the condition set forth above.

SUBLESSOR:                          SUBLESSEE:


THE VANTIVE CORPORATION,            ACTIVE SOFTWARE,
A California Corporation            A California Corporation

By: The Vantive Corporation         By: Jon A. Bode
   ------------------------            ------------------------

Date:      3/23/99                  Date:       3.19.99
     ----------------------              ----------------------

Title:     CFO                      Title:      CFO
      ---------------------               ---------------------

Address:___________________         Address:___________________

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

                                 ATTACHMENT I

                                     Lease

                              CONSENT OF LANDLORD

The undersigned, Landlord under the Lease attached as Attachment I, hereby consents to the subletting of the Premises described herein on the terms and conditions contained in the Sublease dated as of March 1, 1999, by and between The Vantive Corporation and Active Software. This Consent shall apply only to this Sublease and shall not be deemed to be a consent to any other subletting or assignment.

In the event the Lease is terminated prior to the expiration date thereof, Landlord agrees to recognize Sublessee as the tenant of the Premises, provided that Sublessee is not then be in default beyond any applicable cure period, and the Sublease shall continue in full force and effect as a direct lease between Landlord and Sublessee under the terms and conditions of the Sublease.

Landlord:

John Arrillaga Survivor's Trust

By:
     John Arrillaga, Trustee

Date:________________________________

Richard T. Peery Separate Property Trust

By:
     Richard T. Peery, Trustee
Date:

Date:
                                LEASE AGREEMENT


     THIS LEASE, made this 4th day of September , 1996 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (ARRILLAGA FAMILY TRUST) as amended and RICHARD T. PERRY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended , hereinafter called Landlord, And THE VANTIVE CORPORATION, a California corporation hereinafter called Tenant.


                                  WITNESSETH:


     Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

          All of that certain 24,000 +/- square foot, one-story building located at 3333 Octavius Drive, Santa Clara, California 95054. Said Premises is more particularly shown within the area outlined in Red on Exhibit
                                                                        -------
          A. The entire parcel, of which the Premises is a part, is shown within
          -
          the area outlined in Green on Exhibit A attached hereto.  The Premises
                                        ---------
          is leased on an "as-is" basis, in its present condition, and in the configuration as shown in Red on Exhibit B attached hereto.
                                           ---------

As used herein the Complex shall mean and include all of the land outlined in Green and described in Exhibit "A", attached hereto, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

     Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to Perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and other uses necessary for Tenant to conduct Tenant's business, provided that such uses shall be, in accordance with all applicable governmental laws and ordinances and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Complex or any part thereof, (unless Tenant agrees to pay any increased portion of any premium for such insurance) or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of common area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees, or liability arising out of failure to Tenant to comply with any applicable law, governing Tenant's use of the Premises. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises, of which Tenant has notice. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2. TERM It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent scheduled for the projected commencement date as shown in Paragraph 43.

     A. The term of the lease shall be for a period of SEVEN ( 7) YEARS (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 1st day of January , 1997 and end the 31st day December , of 2003.

     B. Possessions of the Premises shall be deemed tendered and the term of this Lease shall commence on January 1, 1997, or

          (d)  As otherwise agreed in writing.

3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2(b), above. The above is, however, subject to the provision that the period of delay, of delivery of the premises shall not exceed 30 days from the commencement date herein (except those delays caused by Acts of God, strikes, war utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

It is agreed in the event said Lease commences on a date other than the first day of the month the term of the lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent scheduled for the projected commencement date as shown, in Paragraph 43.

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4.   RENT

     A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of FOUR MILLION THIRTY TWO THOUSAND AND NO/10 IS 4,032,000.00) Dollars in lawful money of the United States of America, payable as follows:

          See Paragraph 43 for Basic Rent Schedule

     B. Time for Payment. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30) in the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

     C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) percent of each rental payment so in default.

     D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:

     (a) Tenant's proportionate share of all Taxes relating to the Complex as set forth in Paragraph 12, and

     (b) Tenant's proportionate share of all insurance premiums relating to the Complex, as set forth in Paragraph 15, and

     (c) Tenant's proportionate share of expenses for the operation, management, maintenance and repair of the Building (including common areas of the Building) and Common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and

     (d) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

The additional Rent due hereunder shall be paid to Landlord or Landlord's agent
(i) within five days for taxes and insurance and within thirty (30) days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord. Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at within 120 days of at the end of each calendar year or more frequently if Landlord so elects to do so at Landlord's sole and absolute discretion, as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

     The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration of termination bears to
365. See Paragraph 54

     E. Fixed Management Fee. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee equal to 2% of the Basic Rent due for each month during the Lease Term ("Management Fee").

     F. Place of Payment of Rent and Additional Rent. All basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, file 1504, box 60000, San Francisco, CA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

     G. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum or ONE HUNDRED THREE THOUSAND TWO HUNDRED AND NO 100. ($103, 200.00) Dollars. Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms., covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith. Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to deep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant full and faithfully performs every provision of this Lease to be performed by it, the Security Deposit to any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of this Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting therefor.

5. RULES AND REGULATIONS AND COMMON AREA Subject to the terms and conditions of this Lease and such reasonable Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be bringing upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time , with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

     Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

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6.   PARKING Tenant shall have the right to use with other tenants or occupants of the Complex 96 parking spaces in the common parking areas of the Complex. Tenant agrees, that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said 96 spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit the parking of Tenant's trucks or other vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) Dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.

7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical, and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the amortized cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord shall amortize its investment in said improvements over the useful life thereof (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the reasonably anticipated savings in the operating expenses.

     "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

8.   ACCEPTANCE AND SURRENDER OF PREMISES   Subject to Paragraphs 44, 51 and 53,
and by entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the air-conditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (providing the maintenance of such equipment has been Tenant's responsibility to pay for during the term of the Lease) together with all alterations, additions, and improvements which may have been made in, to or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part of parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term of sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all movable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant found on such delay. Nothing contained herein shall be construed as an extension of the term thereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any such subleases or subtenancies.

9. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the premises, or any part thereof, without the written consent of Landlord first had obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to the Landlord. Landlord reserves the right to reasonably approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, air-conditioning floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from the Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenants own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanics lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

10. TENANT MAINTENANCE Tenant shall, at it's sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenants maintenance and repair responsibilities herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers, and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps bulbs, tubes, ballasts), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boiler, heaters, supply and return grills) store fronts, roofs, downspouts, all interior improvements within the premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior, including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenants sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Section 1941 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

11. UTILITIES Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex, and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

     Landlord shall not be liable for and Tenant shall not be entitle to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

12. TAXES A. As Additional Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord Tenants proportionate share of all Real Property Taxes, which prorata share shall be allocated to the leased Premises by square footage or other equitable basis, as calculated by Landlord. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any other kind to nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by

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any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct of indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex and (iii) all costs and fees (including reasonable attorneys fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or
(ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources, or interest charges or other penalties or fines for Landlord's late payment of Property Taxes, provided Tenant has paid its Taxes by the due date as stated herein.

     B.   Taxes on Tenant's Property

          (a) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand,, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provide that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

          (b) if the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assess valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 12Ba, above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

13. LIABILITY INSURANCE Tenant at Tenant's expense, agrees to keep in force during the term of the Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) for injuries to or death of persons occurring in, on, or about the Premises or the Complex, and property damage insurance with limits of $500,000. The policy or policies affecting such insurance, certificates of insurance of which shall be furnished to Landlord, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder, shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, expect upon thirty (30) days prior written notice to Landlord. If during the term of this Lease, in the considered opinion of Landlord's Lender or insurance advisor, the amount of insurance described in this paragraph 13 is not adequate. Tenant agrees to increase said coverage of such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate. Landlord agrees that such adjustments shall not take place more than one time in any twelve (12) month period

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured. Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employees benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE Landlord shall purchase and keep in force and as Additional Rent and in accordance with Paragraph 4D of Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the deductibles on insurance claims and the cost of policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent and any deductibles related thereto. If such insurance cost is increased solely due to Tenant's use of the Premises of the Complex, Tenant agrees to pay to Landlord the full cost of such increase or its pro rata share if the increase results from two or more tenants' uses. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex. Any other provision of this Lease to the contrary notwithstanding, Landlord and Tenant do each hereby respectively release the other, to the extent of the insurance coverage of the releasing party, from any liability for loss of damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

16. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord its agents, servants, employees, invitees, or contractors. Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorney's fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on, or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements not or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with an direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that tenant has violated any such law, statute, ordinance or any governmental role, regulation, requirement direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenants particular use of the Premises. Tenant shall at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. See Paragraph 53.

18. LIENS Tenant shall keep the Premises and the Complex free from any liens arising out of any work performed, material furnished or obligation incurred by Tenant. In the event that Tenant shall not, with ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation. To cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

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19.  ASSIGNMENT AND SUBLETTING

     See Paragraph 49

20. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

     See Paragraph 56

21.  ENTRY BY LANDLORD   Landlord reserves, and shall at all reasonable times
after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagers or (during the last eighteen (18) months of the Term of this Lease) tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstance be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder. See Paragraph 57

22. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

     Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

     Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement f or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of the written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty
(30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance within such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity.

     (a). The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs (2) and (3) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

     (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

     (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

     (d) The right and power; to the extent permitted by law to enter the Premises and remove all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other that rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorney's fees, and any real estate commissions actually paid, and the costs of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the options of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited from such subletting under option (ii) during any months be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such

                                                       /s/ [SIGNATURE ILLEGIBLE]

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

intention be given to Tenant. Notwithstanding any such subletting without termination. Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

     (e). The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d, above.

23. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder) and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible for under Paragraph 10, Landlord may, at its option:

     (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

     (b) Terminate this Lease. (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost)

     If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them and the estimated time required to rebuild or restore or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within on hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

     In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 131/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not.

25. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of good will, shall be and remain the property of Tenant.

     If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

     In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

     If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

See Paragraph 58

27. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

29. CERTIFICATE OF ESTOPPEL Either party shall at any time upon not less than ten (10) days prior written notice from the other party execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the best of such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. A party's failure to delivery such statement within such time shall be conclusive upon the party receiving such request that this lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in the requesting party's performance, and that not more than one month's rent has been paid in advance.

30. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Complex shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder of shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord. Landlord, without waiving or releasing Tenant from any obligations of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform

                                                        /s/[SIGNATURE ILLEGIBLE]
any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of Interest per annum as quoted by the Bank of America from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant in the case of failure by Tenant in the payment of rent hereunder.

32.  ATTORNEY'S FEES.

     (A) In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

     (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices demands, requests, advices or designations by Tenant to Landlord shall be sent by the United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at Peery/Arrillaga, 2560 Mission College
                                        -------------------------------------
Blvd., Suite 101, Santa Clara, CA 95054. Each notice, request, demand, advice
---------------------------------------
or designation referred to in this paragraph shall be deemed received on the date of the personal service or the date of actual receipt or refusal of delivery, as the case may be.

35. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

36. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

37. CORPORATE AUTHORITY If Tenant is a corporation, (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within
(30)days after execution of the Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

39. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (i) the sole and exclusive remedy shall be against Landlord' interest in the Premises leased herein;

     (ii) no partner of Landlord shall be sued or named as party in any suit or action (except as may be necessary to secure jurisdiction of the partnership)

     (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership)

     (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process:

     (v)    no judgement will be taken against any partner of Landlord;

     (vi) any judgement taken against any partner of Landlord may be vacated and set aside at any time without hearing:

     (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;

     (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40.  MISCELLANEOUS AND GENERAL PROVISIONS

     a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

     b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

     d. Time is of the essence of this Lease and of each and all of its provisions.

                                                        /s/[SIGNATURE ILLEGIBLE]

     e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

     f. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

     g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

     h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

     i.   Paragraphs 43 through 60 are added hereto and are included as a part
                     --         --
          of this Lease.

     j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

     k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord or Tenant.

41. BROKERS Tenant warrants that it had dealings with only the following real estate brokers or agents in connection with the negotiation of this Lease: none
                                                                           ----
and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

42. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained (such consent not be unreasonably withheld) and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

     All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.
     Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. During the Term of this Lease in which Tenant is the sole occupant of said Premises, Tenant shall be entitled to use the entire monument sign designated for said building.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.

LANDLORD:                               TENANT:

ARRILLAGA FAMILY TRUST                  THE VANTIVE CORPORATION
                                        a California Corporation

By /s/ John Arrillaga                   By /s/ Michael Loo
  ----------------------------------      -----------------------------------
  John Arrillaga, Trustee                 Michael Loo, Director of Finance

Date: 12/02/96                          Date: 28-OCT-96
     -------------------------------         --------------------------------
RICHARD T. PERRY SEPARATE PROPERTY TRUST

By /s/ Richard T. Perry
  ----------------------------------
  Richard T. Perry, Trustee

Date:_______________________________

Paragraphs 43 through 60 to Lease Agreement Dated September 4, 1996, By and Between the Arrillaga Family Trust and the Richard T. Peery Separate Property Trust, as Landlord, and The VANTIVE CORPORATION, a California corporation, as Tenant for 24,000+ Square Feet of Space Located at 3333 Octavius Drive, Santa Clara, California.


43.  BASIC RENT: In accordance with Paragraph 4A herein, the total aggregate sum
     ----------
of FOUR MILLION THIRTY TWO THOUSAND AND NO/100 DOLLARS ($4,032,000.00), shall be payable as follows:

     On January 1, 1997, the sum of FORTY FOUR THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($44,400.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1997.

     On January 1, 1998, the sun of FORTY FIVE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($45,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1998.

     On January 1, 1999, the sum of FORTY SIX THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($46,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1999.

     On January 1, 2000, the sum of FORTY EIGHT THOUSAND AND NO/100 DOLLARS ($48,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 2000.

     On January 1,2001, the sum of FORTY NINE THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($49,200.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1,2001.

     On January 1, 2002, the sum of FIFTY THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($50,400.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 2002.

     On January 1, 2003, the sum of FIFTY ONE THOUSAND SIX HUNDRED AND NO/100 DOLLARS (.$51,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 2003; or until the entire aggregate sum of FOUR MILLION THIRTY TWO THOUSAND AND NO/100 DOLLARS ($4,032,000.00) has been paid.


44.  "AS-IS" BASIS: Subject only to Paragraphs 51, 52, 53 and 55, it is hereby
     -------------
agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on Exhibit B
                                                                   ---------
attached hereto, and by reference made a part hereof. Except as specifically noted herein, it is specifically agreed between the parties that Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or thereafter, throughout the Term of this Lease. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

45.  CONSENT. Whenever the consent of one party to the other is required
     -------
hereunder, such consent shall not be unreasonably withheld.

46.  CHOICE OF LAW: SEVERABILITY. This Lease shall in all respects be governed
     ---------------------------
by and construed in accordance with the laws of the State of California. If any provisions of this Lease shall be invalid, unenforceable, or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

47.  AUTHORITY TO EXECUTE. The parties executing this Lease Agreement hereby
     ----------------------
warrant and represent that they are properly authorized to execute this Lease Agreement and bind the parties on behalf of whom they execute this Lease Agreement and to all of the terms, covenants and conditions of this Lease Agreement as they relate to the respective parties hereto.

                                    Page 9                  Initial: [ILLEGIBLE]

48.  ASSESSMENT CREDITS: The demised property herein may be subject to a
     ------------------
special assessment levied by the City of Santa Clara as part of an Improvement District. As a part of said special assessment proceedings (if any), additional bonds were or may be sold and assessments were or may be levied to provide for construction contingencies and reserve funds. Interest shall be earned on such funds created for contingencies and on reserve funds which will be credited for the benefit of said assessment district. To the extent surpluses are created in said district through unused contingency funds, interest earnings or reserve funds, such surpluses shall be deemed the property of Landlord. Notwithstanding that such surpluses may be credited on assessments otherwise due against the Leased Premises, Tenant shall pay to Landlord, as additional rent if, and at the time of any such credit of surpluses, an amount equal to all such surpluses so credited. For example: if (i) the property is subject to an annual assessment of $1,000.00, and (ii) a surplus of $200.00 is credited towards the current year's assessment which reduces the assessment amount shown on the property tax bill from $1,000.00 to $800.00, Tenant shall, upon receipt of notice from Landlord, pay to Landlord said $200.00 credit as Additional Rent.

49.  ASSIGNMENT AND SUBLETTING:
     -------------------------

A. Subject to Paragraph 49B below, Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent shall not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, subletting or sub-subletting, Landlord may require that Tenant agrees to pay to Landlord, as Additional Rent, fifty percent (50%) of all rents or additional consideration (net of reasonable third party broker fees) received by Tenant from its assignees, transferees, subtenants, and/or sub-subtenants (if any, which in any and all cases require the written approval of Landlord) in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within two (2) weeks after receipt of said written notice, Landlord may, at its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate, however, Tenant may, within three (3) business days after receipt of such election by Landlord, rescind its request to assign or transfer Tenant's interest in the Lease by providing Landlord written notice thereof, in which event Landlord's election to terminate shall be null and void. If no such notice to terminate is given to Tenant within said two (2) week period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants and conditions of this Paragraph. If Tenant intents to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in Full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, which consent shall not be unreasonably withheld, no assignee, transferee, subtenant or sub-subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord, which consent shall not be unreasonably withheld. A consent of Landlord to one assignment, transfer, hypothecation, subletting, sub-subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, sub-subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, sub-subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord, which consent shall not be unreasonably withheld. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

     B. In addition to and notwithstanding anything to the contrary in Paragraph 49A above, Tenant shall be entitled to assign or sublet without Landlord's consent (but shall still give Landlord notice thereof) to: (i) any parent or subsidiary corporation, or corporation with which consolidates, or
(ii) any third party or entity to whom Tenant sells all or substantially all of its assets, provided, that the net worth of the resulting or acquiring corporation has a net worth after the merger

                                    Page 10                 Initial: [ILLEGIBLE]
consolidation or acquisition equal to or greater than the net worth of Tenant at the time of such merger, consolidation or acquisition. No such assignment or subletting will release the Tenant from its liability and responsibility under this Lease to the extent Tenant continues in existence following such transaction.

     C. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

          "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in - connection with any such early termination of this Sublease. Subtenant knowingly and - intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

          The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.


          Initials:___________        Initials:_____________"
                   Subtenant                   Tenant


50.  HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to
     -------------------
the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises (hereinafter collectively referred to as the "Property") and the Complex:

     A. As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes subject to or regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation any material or hazardous substance which is (i) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30, (ii) listed or defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, Section 42 U.S.C. Section 6901 et. seq., (iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C. Section 9601), (iv) petroleum or any derivative of petroleum, or (v) asbestos.

     B. Subject to the terms of this Paragraph 50, Tenant shall have no obligation to "clean up", reimburse, release, indemnify, or defend Landlord with respect to any Hazardous Materials or wastes which Tenant (prior to and during the term of the Lease) or other parties on the Property (during the term of this Lease) did not store, dispose, or transport in, use, or cause to be on the Property in violation of applicable law.

     C. Tenant will be 100 percent liable and responsible for (i) any and all "cleanup" of said Hazardous Materials contamination which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any), or other parties (other than Landlord or Landlord's employees, agents, contractors or invitees)on the Property, does store, dispose, or transport in, use or cause to be on the Property and which Tenant, its agents, employees, contractors, invitees or its future

                                    Page 11                Initial: [ILLEGIBLE]
subtenants and/or assignees (if any), or other parties on the Property, does store, dispose, or transport in, use or cause to be on the Property, and (ii) any claims, including third party claims, resulting from such Hazardous Materials contamination described in clause (i) above. Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, with-out limitation, attorney fees incurred as a result of any claims resulting from such Hazardous Materials contamination described in clause (i) above.

     D. Tenant also agrees not to use or dispose of any Hazardous Materials on the Property or the Complex without first obtaining Landlord's written consent, except for the normal use in day-to- day operations of substances which are substances which in certain strengths or quantities would be deemed hazardous Materials, but which are typical for office us (e.g., so-called
                                                          -----
"liquid paper", copier toner, etc.). In the event consent is granted by Landlord, Tenant agrees to complete compliance with governmental regulations, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate city agency. If Tenant uses Hazardous Materials, Tenant also agrees: (i) to install, at Tenant's expense, such Hazardous Materials monitoring devices as Landlord reasonably deems necessary and (ii) at Tenant's sole cost and expense, each year upon the anniversary of the Commencement Date of the Lease Term ("Anniversary Date"), to hire a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Governmental Regulations pertaining to Hazardous Materials. Tenant shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant shall promptly take all steps necessary to correct any and all problems identified by the environmental consultant and provide Landlord with documentation of all such corrections. It is agreed that the Parties' responsibilities related to Hazardous Materials will survive the Termination Date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 50.

51.  MAINTENANCE OF THE PREMISES:
     ---------------------------

     A.   Roof: In addition to, and notwithstanding anything to the contrary in
          ----
Paragraphs 10, 44, and 55 Landlord shall, during the first six (6) months of the Term of this Lease, be responsible for any costs for repair or damage (but not maintenance) to the roof membrane covering the Leased Premises: provided that if Tenant has caused such damage, Tenant shall be responsible for one hundred (100%) percent of any such costs for repair or damage to the roof membrane so caused by Tenant. Following the expiration of such six (6) month period Tenant shall be responsible for paying one hundred percent (100%) of the cost of repairs, maintenance and the replacement of the roof membrane throughout the Term of the Lease as described in Paragraphs 4(D) and 7 above.

     B.   Building Systems: In addition to, and notwithstanding anything to the
          ----------------
contrary contained in Paragraphs 10 and 45, Landlord shall repair or cause to be repaired, at Landlord's expense, any necessary repairs, as reasonably determined by Landlord, (excluding maintenance) to the HVAC system, plumbing and standard electrical wiring during the first six (6) month period in the initial Lease Term, provided however, any repair resulting from Tenant's use will be paid for one hundred (100%) percent by Tenant. Tenant shall notify Landlord of any such necessary repairs and Landlord will approve such repairs and the related cost before such repairs are made.

52.  AMORTIZATION OF CAPITAL IMPROVEMENTS: Notwithstanding anything to the
     ------------------------------------
contrary in Paragraphs 7 and 10, Landlord shall amortize the cost of capital improvements (if any) as an operating expense in accordance with standard accounting practices and Tenant shall pay its pro rata share of said capital improvement cost based on the remaining Term (and/or extended Term, if any) of the Lease. For example: (i) Landlord incurs capital improvement costs of $I0,000 one year prior to Lease Termination Date, and (ii) said capital improvement's life is ten (10) years; Tenant shall pay upon receipt of invoice from Landlord its pro rata share of $1.000.00).

In the event the Term of the Lease is extended for any reason whatsoever, Tenant's pro rata share of the capital improvement cost shall be increased to include the additional amount payable to Landlord due to the Extended Term of the Lease. For Example: In the event: (i) Landlord incurred capital improvement costs illustrated above; and (ii) this Lease is extended for an additional three year period, Tenant would be liable for an additional payment to Landlord of $3,000.00 as Additional Rent. Said payment would be due in full immediately upon Tenant's execution of Lease documentation related to said Lease extension.

                                    Page 12                 Initial: [ILLEGIBLE]

53.  COMPLIANCE (CONTINUED): Any non-conformance of the Tenant Improvements
     ----------------------

installed and paid for by Landlord as set forth on Exhibit B, required to be
                                                   ----------
corrected by a governing agency, shall be corrected at the cost and expense of Landlord if such non-conformance exists as of the Commencement Date of the Lease and further provided that such governing agency's requirement to "correct the non-conformance is not initiated as a result of: (i) any future improvements made by Tenant; or (ii) any permit request made to a governing agency by Tenant. Any non-conformance of the Premises occurring after the Commencement Date of this Lease Agreement shall be the responsibility of Tenant to correct at Tenant's cost and expense.

54.  ADDITIONAL RENT (CONTINUED): Notwithstanding anything to the contrary in
     ---------------------------
Paragraph 4D, Landlord shall provide a written reconciliation in reasonable detail of the foregoing expenses within one hundred twenty (120) days after the end of each calendar year, or more frequently if Landlord elects to do so, at Landlord's sole and absolute discretion. Within thirty (30) days after receipt of Landlord's reconciliation, Tenant shall have the right, at Tenant's sole expense, to audit, at a mutually convenient time at Landlord's office, Landlord's records relating to the foregoing expenses. Such audit must be conducted by Tenant or an independent nationally recognized accounting firm that is not being compensated by Tenant or other third part), on a contingency fee basis. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be credited to Tenant's account within thirty (30) days after the audit is concluded. If the audit reveals Tenant has been undercharged, Tenant shall pay the amount of the undercharge within thirty (30) days of receipt of a statement from Landlord.

The following items shall be excluded from "Additional Rent":

     A. Any expense reasonably allocable to a particular building in the Complex, rather than to the Complex as a whole; provided however, that any expense incurred by Landlord for Tenant's Leased Premises shall be included as Additional Rent.

     B. Leasing commissions, attorney's fees, costs, disbursements, and other expenses incurred in connection with negotiations with other tenants, or disputes between Landlord and other tenants, or in connection with marketing, leasing, renovating, or improving space for other current or prospective tenants or other current or prospective occupants of the Complex.

     C. The cost of any service sold to any other tenant or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and additional rent payable under the lease agreement with said other tenant or other occupant (including, without limitation, after-hours HVAC costs or over-standard electrical consumption costs incurred by other tenants or occupants).

     D.   Any costs for which Landlord is reimbursed by others.

     E. Any costs, fines, or penalties incurred due to violations by Landlord of any governmental role or authority.

     F. Management costs to the extent they exceed two percent (2%) of the monthly Basic Rent due under the Lease.

     G. Wages, salaries, or other compensation paid to executive employees above the grade of Property Manager.

     H. The cost of correcting any building code or other violations which are violations prior to the Lease Commencement Date and which violations were not caused by or contributed to by Tenant.

     I. Repairs or other work occasioned by fire, windstorm, or other insured casualty or hazard, to the extent that Landlord shall receive proceeds of such insurance or would have received such proceeds had Landlord maintained the insurance coverage required under this Lease.

     J.   Repairs or building necessitated by condemnation.

     K. Depreciation and amortization, other than as permitted pursuant to this Lease.

     L. Except as otherwise noted in this Lease, debt service payments on any indebtedness

                                    Page 13                 Initial: [ILLEGIBLE]
          applicable to the Complex or any portion thereof, including any mortgage debt, or ground rents or any other amounts payable under any ground lease for the Property.

     M.   Space planning fees and commissions.

     N. Any amounts paid to any person, firm or corporation related or otherwise affiliated with Landlord or any general partner, officer, or director of Landlord or any general partners, to the extent same exceeds arms-length competitive prices paid in the Santa Clara, California metropolitan area for the services or goods provided.

55.  COMMON AREA MAINTENANCE: Subject to Paragraph 5, ("Rules and Regulations
     -----------------------
and Common Area ) and Paragraph 7, ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Complex and Building in Which the Premises are Located"), Landlord shall maintain or cause to be maintained and repaired the Common Areas of the Complex (such as Common Area elevators, stairs, corridors, restrooms and sidewalks), all landscaping, parking areas and all portions of the Complex, the maintenance of which is not the express obligation of Tenant or other occupants of the Complex, and Tenant shall pay its pro rata share of said costs and expenses for said maintenance and repairs.

56.  SUBORDINATION AND MORTGAGES (CONTINUED): Notwithstanding anything to
     ---------------------------------------
contrary contained in Paragraph 20 of this Lease, Tenant's agreement to subordinate to any existing or future lender shall be conditional upon the receipt by Tenant of a non-disturbance agreement on such lender's commercially reasonable form, executed by Landlord and such lender.

57.  ENTRY BY LANDLORD (CONTINUED): Notwithstanding anything to the contrary
     -----------------------------
contained in Paragraph 21 of this Lease, Tenant shall have the right to require that Landlord be accompanied by a representative of Tenant during any entry of the Premises pursuant to the provisions of Paragraph 21 of the Lease (except in the case of emergency).

58.  SALE OR CONVEYANCE BY LANDLORD (CONTINUED): Not withstanding anything to
     ------------------------------------------
the contrary in the Lease, if Landlord sells or otherwise conveys its interest in the Premises, Landlord shall not be relieved of its obligation under the Lease, unless and until Landlord transfers the balance of Tenant's Security Deposit (if any) to its successor and the successor assumes in writing Landlords obligations under the Lease.

59.  OPTION TO EXTEND LEASE. FOR FIVE (5) YEARS: Provided Tenant is not in
     ------------------------------------------
default (pursuant to Paragraph 22 of the Lease, i.e., Tenant has received notice
                                                -----
and any applicable cure period has expired without cure) of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant an Option to Extend this Lease Agreement for an additional five (5) year period (the "Extended Term") upon the following terms and conditions.


A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later than twelve (12) months prior to the scheduled Lease Termination Date, which date is currently projected to be December 31, 2003, in which event the Lease shall be considered extended for an additional five (5) years subject to the Basic Rental set forth below and with: (i) the terms and conditions subject to amendment by Landlord (Landlord, in its sole and absolute discretion, may, but is not required to, incorporate its current Lease provisions that are standard in Landlord's leases as of the date or Tenant's exercise of its Option to Extend) and (ii) this Paragraph 39, deleted. In the event that Tenant fails to timely exercise Tenants option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 59.

B. The following summarizes the Basic Monthly Rental and the related per square foot charge by period under the Lease Agreement that would be applied to the Extended Term:

                                    Page 14                Initial: [ILLEGIBLE]

                                       Monthly
Period                    PSF Rate     Basic Rental

01/01/04 - 12/31/04       $2.20        $52,800.00
01/01/05 - 12/31/05       $2.25        $54,000.00
01/01/06 - 12/31/06       $2.30        $55,200.00
01/01/07 - 12/31/07       $2.35        $56,400.00
01/01/08 - 12/31/08       $2.40        $57,600.00

C. The option rights of Tenant under this Paragraph 59, and the Extended Term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, (except to a parent or subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 49), either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 49, the option granted herein and any Extended Term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.

D.   INCREASED SECURITY DEPOSIT: In the event the term of Tenant's Lease is
     --------------------------
extended pursuant to this Paragraph 59, Tenant's Security Deposit shall be increased to equal twice the Basic Rental due for the last month of the extended term (i.e. $57.600.00 per month X 2 = $115,200.00).

60.  MAINTENANCE OF THE PREMISES: Notwithstanding anything to the contrary in
     ---------------------------
Paragraph 10, Landlord shall repair damage to the structural shell, foundation, and roof structure (but not the interior improvements, roof membrane, or glazing) of the building leased hereunder at Landlord's cost and expense provided Tenant has not caused such damage, in which event Tenant shall be responsible for 100 percent of any such costs for repair or damage so caused by the Tenant. Notwithstanding the foregoing, a crack in the foundation, or exterior walls that does not endanger the structural integrity of the building, or which is not life-threatening, shall not be considered material, and shall not require either Landlord or Tenant to repair the same (unless Tenant has caused the damage, in which case Tenant shall be responsible for the cost of said repair(s) regardless of how minor said repair(s) may be).

[SITE PLAN APPEARS HERE]



                             Park Square - Phase 2
                                Buildings 1 - 6
                          Santa Clara, California 95051


EXHIBIT A TO LEASE AGREEMENT DATED SEPTEMBER 4, 1996 BY AND BETWEEN THE
---------
ARRILLAGA FAMILY TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD AND THE VANTIVE CORPORATION, AS TENANT.

[PLAN APPEARS HERE]

EXHIBIT B TO LEASE AGREEMENT DATED SEPTEMBER 4, 1996 BY AND BETWEEN THE
---------
ARRILLAGA FAMILY TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND THE VANTIVE CORPORATION, AS TENANT.